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                                                                   EXHIBIT 10.12

                                                                [EXECUTION COPY]


                                 AMENDMENT NO. 7

        AMENDMENT NO. 7 dated as of April 4, 2002, between POLYMER GROUP, INC. ("PGI"); each of the other "Borrowers" identified under the caption "BORROWERS" on the signature pages hereto; each of the Domestic Non-Borrower Guarantors identified under the caption "DOMESTIC NON-BORROWER GUARANTORS" on the signature pages hereto; and JPMORGAN CHASE BANK (formerly known as The Chase Manhattan
Bank), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "ADMINISTRATIVE AGENT").

        PGI, the other Borrowers, the Domestic Non-Borrower Guarantors, certain lenders (the "LENDERS") and the Administrative Agent are parties to a Second Amended, Restated and Consolidated Credit Agreement dated as of July 3, 1997 (as heretofore amended, the "CREDIT AGREEMENT"), providing for the Lenders to extend credit to the Borrowers in an aggregate amount at any time not exceeding U.S. $600,000,000. The parties hereto desire to amend the Credit Agreement in certain respects and, in that connection, the Administrative Agent has been granted authority by the Majority Lenders (as defined in the Credit Agreement) to execute and deliver this Amendment No. 7. Accordingly, the parties hereto hereby agree as follows:

        Section 1. DEFINITIONS. Capitalized terms used but not otherwise defined herein have the meanings given them in the Credit Agreement.

        Section 2. AMENDMENTS. Subject to the conditions specified in Section 3 hereof, Section 1.01 of the Credit Agreement shall be amended by amending the definition of "Group Members" in its entirety as follows:

        "GROUP MEMBERS" shall mean, collectively, PGI and its Subsidiaries; PROVIDED that solely for the purposes of Sections 10(e), 10(f) and 10(g) hereof, Bonlam (S.C.), Inc. shall not be deemed to be a "Group Member" so long as its total assets shall not exceed U.S. $100,000 on the date of the commencement of any proceeding or other event referred to in said Sections.

        Section 3. CONDITIONS. The amendments set forth in Section 2 hereof shall become effective as of April 4, 2002 upon the execution and delivery of this Amendment No. 7 by each Obligor and by the Administrative Agent.

        Section 4. MISCELLANEOUS. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 7 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 7 by signing any such counterpart. This Amendment No. 7 shall be governed by, and construed in accordance with, the law of the State of New York.



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        IN WITNESS WHEREOF, each of the undersigned has caused this Amendment
No. 7 to be duly executed and delivered as of the day and year first above written.


                                  THE BORROWERS


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POLYMER GROUP, INC.                                           PGI NONWOVENS B.V.

By: /s/ James G. Boyd                                         By: /s/ James G. Boyd
    --------------------------------                              -------------------------------
     Title:  Exec. Vice Pres, Treas. and CFO                       Title:  Exec. Vice Pres, Treas. and CFO


CHICOPEE HOLDINGS B.V.                                        FABRENE INC.

By: /s/ James G. Boyd                                         By: /s/ James G. Boyd
    --------------------------------                              -------------------------------
     Title:  Exec. Vice Pres, Treas. and CFO                       Title:  Exec. Vice Pres, Treas. and CFO



                                            GUARANTORS

FIBERTECH GROUP, INC.                                         CHICOPEE, INC.

By: /s/ James G. Boyd                                         By: /s/ James G. Boyd
    --------------------------------                              -------------------------------
     Title:  Exec. Vice Pres, Treas. and CFO                       Title:  Exec. Vice Pres, Treas. and CFO


PGI POLYMER, INC.                                             PGI EUROPE, INC.

By: /s/ James G. Boyd                                         By: /s/ James G. Boyd
    --------------------------------                              -------------------------------
     Title:  Exec. Vice Pres, Treas. and CFO                       Title:  Exec. Vice Pres, Treas. and CFO


TECHNETICS GROUP, INC.                                        FABRENE GROUP, L.L.C.

By: /s/ James G. Boyd                                         By: /s/ James G. Boyd
    --------------------------------                              -------------------------------
     Title:  Exec. Vice Pres, Treas. and CFO                       Title:  Exec. Vice Pres, Treas. and CFO


FABRENE CORP.                                                 FIBERGOL CORPORATION

By: /s/ James G. Boyd                                         By: /s/ James G. Boyd
    --------------------------------                              -------------------------------
     Title:  Exec. Vice Pres, Treas. and CFO                       Title:  Exec. Vice Pres, Treas. and CFO



                                                       2

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FABRENE GROUP, INC.                                           PNA CORP.

By: /s/ James G. Boyd                                         By: /s/ James G. Boyd
    --------------------------------                              -------------------------------
     Title:  Exec. Vice Pres, Treas. and CFO                       Title:  Exec. Vice Pres, Treas. and CFO


FNA POLYMER CORP.                                             FABPRO ORIENTED POLYMERS, INC.

By: /s/ James G. Boyd                                         By: /s/ James G. Boyd
    --------------------------------                              -------------------------------
     Title:  Exec. Vice Pres, Treas. and CFO                       Title:  Exec. Vice Pres, Treas. and CFO


POLY-BOND, INC.                                               DOMINION TEXTILE (USA), INC.

By: /s/ James G. Boyd                                         By: /s/ James G. Boyd
    --------------------------------                              -------------------------------
     Title:  Exec. Vice Pres, Treas. and CFO                       Title:  Exec. Vice Pres, Treas. and CFO


PGI ASSET MANAGEMENT COMPANY                                  PGI SERVICING COMPANY

By: /s/ James G. Boyd                                         By: /s/ James G. Boyd
    --------------------------------                              -------------------------------
     Title:  Secretary                                             Title:  Secretary


LORETEX CORPORATION                                           FNA ACQUISITION INC.

By: /s/ James G. Boyd                                         By: /s/ James G. Boyd
    --------------------------------                              -------------------------------
     Title:  Exec. Vice Pres, Treas. and CFO                       Title:  Exec. Vice Pres, Treas. and CFO


CHICOPEE HOLDINGS B.V.                                        PGI NEUNKIRCHEN GMBH

By: /s/ James G. Boyd                                         By: /s/ James G. Boyd
    --------------------------------                              -------------------------------
     Title:  Exec. Vice Pres, Treas. and CFO                       Title:  Exec. Vice Pres, Treas. and CFO


DOMINION TEXTILE MAURITIUS                                    BONLAM S.A. DE C.V.

By: /s/ James G. Boyd                                         By: /s/ James G. Boyd
    --------------------------------                              -------------------------------
     Title:  Exec. Vice Pres, Treas. and CFO                       Title:  Exec. Vice Pres, Treas. and CFO


                                                       3


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BONLAM HOLDINGS B.V.                                          BONLAM ANDINA LTD.

By: /s/ James G. Boyd                                         By: /s/ James G. Boyd
    --------------------------------                              -------------------------------
     Title:  Exec. Vice Pres, Treas. and CFO                       Title:  Exec. Vice Pres, Treas. and CFO


POLYIONIX SEPARATION                                          PRISTINE BRANDS CORPORATION
 TECHNOLOGIES, INC.

By: /s/ James G. Boyd                                         By: /s/ James G. Boyd
    --------------------------------                              -------------------------------
     Title:  Exec. Vice Pres, Treas. and CFO                       Title:  Exec. Vice Pres, Treas. and CFO


BONLAM (S.C.), INC.

By: /s/ James G. Boyd
    --------------------------------
     Title:  Exec. Vice Pres, Treas. and CFO



                                                              ADMINISTRATIVE AGENT


                                                              JPMORGAN CHASE BANK (formerly
                                                                known as The Chase Manhattan Bank),
                                                                as Administrative Agent


                                                              By:      [SIGNATURE ILLEGIBLE]
                                                                  ---------------------------------
                                                                   Title: Managing Director

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